Exhibit 32.1

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    I, Gayn Erickson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Aehr Test Systems on Form 10-Q for the period ended August 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Aehr Test Systems.

Date: October 14, 2016

By: /s/ GAYN ERICKSON
 -------------------------------------
Gayn Erickson
President and Chief Executive Officer

    I, Kenneth B. Spink, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Aehr Test Systems on Form 10-Q for the period ended August 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Aehr Test Systems.

Date: October 14, 2016

 By: /s/ KENNETH B. SPINK
 ----------------------------------
 Kenneth B. Spink
 Vice President of Finance and
 Chief Financial Officer